SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              MAY 30, 2000
              --------------------------------------------
            Date of Report (date of earliest event reported)


                     GLOBAL WATER TECHNOLOGIES, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                   33-37513-D                  84-1148204
---------------               -----------            -------------------
(State or Other               (Commission            (IRS Employer Iden-
Jurisdiction of               File Number)            tification Number)
Incorporation)


                       1767 DENVER WEST BOULEVARD
                         GOLDEN, COLORADO 80401
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (303) 215-1100
                      -----------------------------
                     (Registrant's telephone number,
                          including area code)

Item 5.   Other Events
------    ------------

     On May 30, 2000, the Company announced a reverse split of its outstanding Common Stock on the basis of 1 share for each 60 shares currently outstanding. The reverse split will become effective at the
close of business on June 30, 2000.   Fractional shares will not be issued;
instead, fractional shares will be rounded up to the next whole share. The reverse split will reduce the approximately 360,000,000 shares currently issued and outstanding to approximately 6,000,000 shares, and reduce the authorized Common Stock of the Company from 800,000,000 shares to approximately 13,333,333 shares.


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL WATER TECHNOLOGIES, INC.



Dated: June 1, 2000                     By: /s/ MARTIN E. HOUT
                                           --------------------------
                                             Martin E. Hout
                                             Chief Financial Officer









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